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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 19, 2001


                     Southwest Bancorporation of Texas, Inc.
                (Name of Registrant as specified in its charter)

                   TEXAS                      000-22007                  76-0519693
        (State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation or organization)                                Identification No.)

                              4400 Post Oak Parkway
                              Houston, Texas 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated July 18, 2001 announcing the Company's operating results for the quarter and year ended June 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

99.1 - News Release dated July 18, 2001, announcing the Company's operating results for the quarter and year ended June 30, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  July 19, 2001                        By: /s/ R. JOHN McWHORTER
                                            ------------------------------------
                                            R. John McWhorter
                                            Senior Vice President and Controller








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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

 99.1  -   News Release dated July 18, 2001, announcing the Company's operating results for the quarter and year ended June 30, 2001.